UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  May 13, 2009
                                                    (April 24, 2009)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
       Toronto, Ontario, Canada                                   M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code

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Explanatory Note:
This form 8-K/A is an amendment to the Devine Entertainment Corporation 8-K filed on May 1, 2009.

Item 4.02. Non- Reliance on Previously Issued Financial Statements or a Related
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Audit Report or Completed Interim Review
----------------------------------------

The following disclosures are pursuant to paragraphs (b) and (c) of the Item
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4.02 Form 8-K
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On April 24, 2009 the Company received a letter (the "Letter") from Deloitte &
Touche LLP ("Deloitte") in which Deloitte stated that the Company should no longer rely on Deloitte's audit reports for the year ended December 31, 2007. A copy of the Letter is annexed hereto as Exhibit 16.1.


Deloitte audited the Company's December 31, 2007 financial statements included in the December 31, 2007 Annual Report on Form 10-KSB filed on April 18, 2008 with the U.S. Securities and Exchange Commission ("SEC") and the Company's December 31, 2007 financial statements filed that same day with the Ontario Securities Commission ("OSC"). The Company's 10KSB filed on April 18, 2008 with the SEC contained a number of typographical errors that required an amended 10KSB filing. The Company's December 31, 2007 financial statements filed with the OSC did not. On June 27, 2008 filed a 10KSB/A correcting a number of typographical errors that were present in the Company's original 10KSB filing and reproduced the Company's financial statements as originally filed on April 18, 2008 with the typographical errors corrected and with Deloitte audit reports revised as per text provided by Deloitte.

As previously reported in an Item 4.01 Form 8-K filed with the Commission on August 1, 2008, and as amended on August 15, 2008, on July 11, 2008, the Company dismissed Deloitte as its independent accounting firm. The reports of Deloitte on the Company's financial statements for the year 2007 neither contained an adverse opinion or disclaimer of opinion nor were modified as to uncertainty, audit scope or accounting principles. During the Company's engagement of Deloitte and through the date of dismissal, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. At that time Deloitte informed the SEC that the Company's 10KSB/A filed on June 27, 2008 contained most but not all of the corrections and that Deloitte disagreed with the Company's Item 4.01 Form 8-K disclosure and that Deloitte would provide further details as to their disagreements. The Letter is in fact very similar to communication from Deloitte included as an exhibit in the Company's Item 4.01 8-K/A filed on August 15, 2008.

Since that time, in the Company's opinion, Deloitte has not provided any specific details related to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements since the original filing of the Company's 2007 year end statements.


On February 13, 2009, pursuant to comments from the SEC the Company filed a second 10KSB/A that reproduced the Company's financial statements and audit reports originally filed with the SEC and the OSC on April 18, 2008 fully disclosing in the 10KSB/A filing that the financial statements included were the same as the Company's financial statements and audit reports originally filed with the SEC and the OSC on April 18, 2008 with certain typographical errors corrected.


In the Letter, Deloitte alleges that the 10KSB/A filed on February 13, 2009 with the SEC includes improper audit reports as they were included without prior notice to or approval from Deloitte. The Letter further states, without specific reference to material accounting issues, that some of the disclosures in the 10KSB/A filed have been updated by the Company in response to comments from the SEC and that



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Deloitte had not been copied on these communications. In the
Letter Deloitte also states that it expects the Company to cease and desist placing Deloitte's name on any audit report or future filing relating to Devine, including any future document relating to its December 31, 2007 year end (or, to the extent it may incorporate same, in its December 31, 2008 year end).


The Company filed an Item 4.02 Form 8-K on May 1, 2009, that included Deloitte's Letter as an exhibit, the Company stated that in the Company's opinion, Deloitte has not provided any specific details related to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements since the original filing of the Company's 2007 year end statements.

On May 1, 2009, the Company provided Deloitte with a copy of the disclosure and requested that Deloitte promptly furnish a letter to the SEC indicating whether or not they agree with the Company's disclosure as filed in the Item 4.02 Form 8-K on May 1, 2009. The Company's officers have communicated further with Deloitte's senior management in an attempt to resolve the issues noted in the Letter. As a result of this communication the Company was advised by Deloitte that they would be responding to the Item 4.02 Form 8-K filed on May 1, 2009 shortly.

In the Company's opinion, Deloitte has not advised the Company of any specific material accounting deficiencies or disagreements regarding the 2007 year end financial statements. The Company trusts that Deloitte will respond in a timely manner and provided that the Company can resolve the issues regarding Deloitte's audit reports shortly, the Company intends is to file its December 2008 financial statements by May 30, 2009. Notwithstanding the Company's intent, further delay in Deloitte's response or the inability to resolve the situation with Deloitte may delay the filing of its December 2008 financial statements further and the Company is exploring what other options or remedies are available to it.


On May 13, 2009, the Company provided Deloitte with a copy of the revised disclosure set forth herein in this form 8-K/A and requested that Deloitte furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether Deloitte agrees with such disclosure.



Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
7. Letter dated April 24, 2009 from Deloitte & Touche LLP to the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Devine Entertainment Corporation

Date: May 13, 2009

                                              By: /s/ Richard Mozer
                                                  ------------------------------
                                                  Name:  Richard Mozer
                                                  Title: Chief Financial Officer